Exhibit 10.41

EXECUTION VERSION

CONSENT TO, REAFFIRMATION OF AND THIRD AMENDMENT TO

INTERCREDITOR AGREEMENT

THIS CONSENT TO, REAFFIRMATION OF AND THIRD AMENDMENT TO INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of June 20, 2019 by and among Cortland Capital Market Services LLC, in its capacity as agent for the Second Lien Creditors under the Second Lien Loan Documents, including its successors and assigns in such capacity from time to time (“Second Lien Agent”), and Antares Capital LP, in its capacity as agent for the First Lien Creditors under the First Lien Documents, including its successors and assigns in such capacity from time to time (“First Lien Agent”), as acknowledged and agreed by the Borrower and the other Obligors acknowledging this Agreement.

RECITALS

WHEREAS, Amendia, Inc., a Georgia corporation (the “Borrower”), the other Obligors from time to time party thereto, the First Lien Lenders and First Lien Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 13, 2017 (as amended by that certain Forbearance Agreement and First Amendment to Amended and Restated Credit Agreement dated as of July 12, 2018, that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 3, 2019, that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 7, 2019, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 13, 2019, and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement (as defined below) prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the First Lien Lenders have made and will from time to time make loans and provide other financial accommodations to the Borrower;

WHEREAS, the Borrower, the other Obligors from time to time party thereto, the Second Lien Creditors and Second Lien Agent are parties to that certain Second Lien Note Purchase Agreement dated as of April 29, 2016 (as amended by that certain Amendment No. 1 to the Second Lien Note Purchase Agreement dated as of April 13, 2017, that certain Amendment No. 2 to the Second Lien Note Purchase Agreement dated as of July 12, 2018, that certain Amendment No. 3 to the Second Lien Note Purchase Agreement dated as of May 3, 2019, that certain Amendment No. 4 to the Second Lien Note Purchase Agreement dated as of June 7, 2019, that certain Amendment No. 5 to the Second Lien Note Purchase Agreement dated as of June 13, 2019, and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement prior to the date hereof, the “Existing Second Lien Loan Agreement”), pursuant to which the Second Lien Creditors have extended, and may from time to time extend, credit to the Borrower;

WHEREAS, First Lien Agent, on behalf of the First Lien Creditors, and Second Lien Agent, on behalf of the Second Lien Creditors, are parties to, and the Obligors have acknowledged, that certain Intercreditor Agreement dated as of April 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this

Agreement, the “Intercreditor Agreement”), pursuant to which Second Lien Agent, on behalf of the Second Lien Creditors, agreed, among other things, that the obligations of the Obligors under the First Lien Documents are to be secured on a first priority basis and the obligations under the Second Lien Documents are to be secured on a second priority basis, in each case, upon the terms and subject to the conditions set forth therein;

WHEREAS, on the date hereof, First Lien Agent, the First Lien Lenders signatory thereto, Borrower and the other Obligors are to enter into that certain Fifth Amendment to Amended and Restated Credit Agreement (the “First Lien Amendment”; the Existing Credit Agreement, as amended, modified and supplemented by the First Lien Amendment, and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, the “Credit Agreement”), pursuant to which, among other things, the Existing Credit Agreement shall be amended, without constituting a novation, and the First Lien Lenders will extend certain financial accommodations to the Borrower;

WHEREAS, on the date hereof, Second Lien Agent, the Second Lien Creditors and the Obligors are to enter into that certain Amendment No. 6 to the Second Lien Note Purchase Agreement (the “Second Lien Amendment”; the Existing Second Lien Loan Agreement, as amended, modified and supplemented by the Second Lien Amendment, and as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement, the “Second Lien Loan Agreement”), pursuant to which, among other things, the Existing Second Lien Loan Agreement shall be amended, without constituting a novation, and the Second Lien Lenders will extend certain financial accommodations to the Borrower;

WHEREAS, as a condition precedent to the effectiveness of the First Lien Amendment, First Lien Agent and the First Lien Creditors have required the execution, delivery and performance of this Agreement by the parties hereto; and

WHEREAS, as a condition precedent to the effectiveness of the Second Lien Amendment, Second Lien Agent and the Second Lien Creditors have required the execution, delivery and performance of this Agreement by the parties hereto.

NOW, THEREFORE, (i) in order to induce First Lien Agent and the First Lien Lenders to enter into and deliver the First Lien Amendment, (ii) in order to induce Second Lien Agent and the Second Lien Creditors to enter into and deliver the Second Lien Amendment, and (iii) for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.    Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Intercreditor Agreement.

2.    Amendments to Intercreditor Agreement.

(a)    The definition of “Maximum First Lien Principal Amount” set forth in Section 1.1 of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum First Lien Principal Amount”: the sum of (a) the excess of (x) $124,080,000.00 plus an amount equal to 110% of the principal amount of all Incremental Revolving Loan Commitments (as defined in the First Lien Loan Agreement on the date hereof) established on or after June 20, 2019 (the “First Lien Amendment Effective Date”) and 110% of the principal amount of all Incremental Term Loans (as defined in the First Lien Loan Agreement on the date hereof) made on or after the First Lien Amendment Effective Date, in each case under the First Lien Loan Agreement as in effect on the date hereof over (y) the sum of (1) principal payments applied to term loans under the First Lien Loan Agreement that are First Lien Obligations, (2) permanent reductions of commitments under the revolving credit facility provided for in the First Lien Loan Agreement (excluding any permanent reductions in such commitments resulting from the commencement of any Insolvency Proceeding or resulting from the exercise by any or all of the First Lien Creditors of their right to reduce or terminate such commitments following the occurrence and during the continuance of any First Lien Default) (for the avoidance of doubt, excluding the Term Loan Conversion), so long as the principal amount of any revolving credit loans in excess of the revolving credit commitments as so reduced, and accrued, unpaid interest thereon, have been paid in full, excluding, in the case of (1) and (2) above, reductions resulting from a Refinancing or a “roll-up” of such Obligations in connection with a DIP Financing that is otherwise permitted in accordance with the terms of this Agreement, plus (b) amounts in respect of interest, fees, costs and premium (if any), in each case above accruing in respect of or attributable to, but only accruing in respect of or attributable to, the aggregate principal amount of the First Lien Obligations (including the undrawn amount of all Letters of Credit constituting First Lien Obligations and the aggregate original principal amount of any term loan that is a First Lien Obligation) at any one time not to exceed the amount referred to in clause (a) above, in each case that have been paid in-kind or capitalized plus (c) Obligations owing by Obligors to the First Lien Creditors under Cash Management Agreements (provided that the amount of such Obligations under such Cash Management Agreements at no time exceeds $500,000) or Secured Hedge Agreements.

3.    Consent and Reaffirmation of Second Lien Agent. Second Lien Agent, on behalf of the Second Lien Creditors, acknowledges and agrees that (a) it has received a copy of the First Lien Amendment, (b) notwithstanding the provisions of Section 4.1 of the Intercreditor Agreement or any other limitation on modifications to the First Lien Loan Agreement or any other First Lien Document set forth therein, Second Lien Agent, on behalf of the Second Lien

Creditors, hereby consents to the execution, delivery and performance of the terms of the First Lien Amendment and the other First Lien Documents executed in connection therewith, (c) all references to the “First Lien Loan Agreement” contained in the Intercreditor Agreement are deemed to refer to the Credit Agreement, and (d) all references to the “Second Lien Loan Agreement” contained in the Intercreditor Agreement are deemed to refer to the Second Lien Loan Agreement. Second Lien Agent, on behalf of the Second Lien Creditors, hereby (x) ratifies and reaffirms the continued lien subordination in accordance with the terms of, and its agreements under, the Intercreditor Agreement, (y) acknowledges that First Lien Agent does not waive, diminish or limit any term or condition contained in the Intercreditor Agreement, and (z) agrees that the Intercreditor Agreement, the lien subordination effected thereby and the rights and obligations of Second Lien Agent, the Second Lien Creditors, First Lien Agent, the First Lien Creditors and the Obligors arising thereunder shall not be affected, modified or impaired in any manner or to any extent by the First Lien Amendment or the transactions contemplated thereby, except to the extent herein set forth.

4.    Consent and Reaffirmation of First Lien Agent. First Lien Agent acknowledges and agrees that (a) it has received a copy of the Second Lien Amendment and, in its capacity as First Lien Agent, hereby consents to the execution, delivery and performance of the terms thereof, respectively, by the Second Lien Creditors, Second Lien Agent and the Obligors, (b) all references to the “First Lien Loan Agreement” contained in the Intercreditor Agreement are deemed to refer to the Credit Agreement, and (c) all references to the “Second Lien Loan Agreement” contained in the Intercreditor Agreement are deemed to refer to the Second Lien Loan Agreement. First Lien Agent, on behalf of the First Lien Creditors, hereby (x) ratifies and reaffirms the continued lien subordination of the Second Lien Agent and the Second Lien Creditors in accordance with the terms of, and its agreements under, the Intercreditor Agreement, (y) acknowledges that Second Lien Agent does not waive, diminish or limit any term or condition contained in the Intercreditor Agreement, and (z) agrees that the Intercreditor Agreement, the lien subordination effected thereby and the rights and obligations of First Lien Agent, the First Lien Creditors, Second Lien Agent, the Second Lien Creditors and the Obligors arising thereunder shall not be affected, modified or impaired in any manner or to any extent by the Second Lien Amendment or the transactions contemplated thereby, except to the extent herein set forth.

5.    Representations and Warranties. Each of the First Lien Agent and Second Lien Agent represents and warrants that (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder, (b) this Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (c) the execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any material indenture, material agreement or other material instrument binding upon such party.

6.    Miscellaneous. Except as expressly set forth herein, all of the remaining terms and conditions of the Intercreditor Agreement remain in full force and effect. This Agreement shall inure to the benefit of and be binding upon First Lien Agent, the First Lien Creditors, Second Lien Agent, the Second Lien Creditors, the Obligors and their respective successors and assigns. Second Lien Agent, on behalf of the Second Lien Creditors, shall, at any time and from time to time, after the execution and delivery of this Agreement, upon the request of First Lien Agent and at the expense of the Obligors, promptly execute and deliver such further documents and do such further acts and things as First Lien Agent from time to time may reasonably request in order to effect fully the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Sections 8.5, 8.6 and 8.7 of the Intercreditor Agreement are hereby incorporated by reference herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

FIRST LIEN AGENT:

ANTARES CAPITAL LP, as First Lien Agent

By:	/s/ Heidi Rinehart
Name:	Heidi Rinehart
Title:	Duly Authorized Signatory

[Signature Page to Consent to, Reaffirmation of and Third Amendment to Intercreditor Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SECOND LIEN AGENT:

CORTLAND CAPITAL MARKET SERVICES LLC, as Second Lien Agent

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

[Signature Page to Consent to, Reaffirmation of and Third Amendment to Intercreditor Agreement]

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.

KAMD BUYER, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

AMENDIA, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	Vice President

CUSTOM SPINE ACQUISITION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

DIRECT SPINE SOURCE, LLC

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

OMNI ACQUISITION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

SPINE ASSOCIATION FOR EDUCATION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

[Signature Page to Consent to, Reaffirmation of and Third Amendment to Intercreditor Agreement]

SPINE SELECT ACQUISITION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

SPINAL ELEMENTS, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	Vice President

[Signature Page to Consent to, Reaffirmation of and Third Amendment to Intercreditor Agreement]